UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported) August 3, 2017

CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)

(310) 826-5648
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definition of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any  new or revised financial accounting standards provided pursuant to Section 13a) of the Exchange Act.
☐

    On August 3, 2017, CytRx Corporation ("we," "us," "our," or "the Company") filed a Current Report on Form 8-K (the "Prior Report") reporting quarterly earnings for the quarter ended June 30, 2017. This Form 8-K/A is being filed to correct missing information in the Date of Report (Earliest Event Reported).

 Item 2.02. Results of Operations and Financial Condition.

CytRx Corporation on August 3, 2017 issued a press release regarding its financial results for the quarter ended June 30, 2017. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
The exhibit listed on the accompanying Index to Exhibits is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: August 3, 2017	By:	/s/ JOHN Y. CALOZ
Name:John Y. Caloz
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99	Press Release dated August 3, 2017

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